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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


         Date of Report (Date of earliest event reported): APRIL 1, 2002




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                 000-22433                   75-2692967
 (State or other jurisdiction     (Commission               (IRS  Employer
     of  incorporation)           File  Number)           Identification  No.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

     RegistrantSec.s telephone number, including area code:  (512) 427-3300


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ITEM  5.  OTHER  EVENTS.

     On April 1, 2002, the Registrant issued a press release announcing that it has regained surface control of its Providence Field development well. The full text of the press release which is set forth in Exhibit 99.1 hereto is filed and incorporated in this Report as if fully set forth herein.


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
ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

                 Item               Exhibit
                 ----               -------

                 99.1*              Press  Release  dated
                                    April  1,  2002.



_______
*  filed  herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHAM  EXPLORATION  COMPANY



Date:     April  2,  2002               By:     /s/  Curtis  F.  Harrell
                                                ------------------------
                                                Curtis  F.  Harrell
                                                Executive  Vice  President  &
                                                Chief  Financial  Officer

                                INDEX TO EXHIBITS

     Item  Number               Exhibit
     ------------               -------

     99.1*                Press  Release  dated
                          April  1,  2002.

                                                                    EXHIBIT 99.1

[GRAPHIC  OMITED]
BRIGHAM                                                             NEWS RELEASE
Exploration Company                                        FOR IMMEDIATE RELEASE

BRIGHAM EXPLORATION REGAINS SURFACE CONTROL OF PROVIDENCE FIELD DEVELOPMENT WELL
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     Austin,  TX  -- (PRNewswire) - April 1, 2002 -- Brigham Exploration Company
(NASDAQ:BEXP) today provided an update on the well control incident at its Burkhart #1 development well in its Providence Field, Matagorda County, Texas.

PROVIDENCE  FIELD  DEVELOPMENT

     On Sunday, March 24, 2002, Brigham experienced a loss of surface control while drilling the Burkhart #1, its first offset to the Staubach #1 discovery well for the Providence Field. On March 29, 2002, and prior to completion of capping operations, the Burkhart #1 well bridged off naturally. Subsequently, additional blow out prevention equipment was installed and the well was shut in.

     Brigham is currently moving the drilling rig to commence the drilling of a relief/replacement well to intersect and cement the Burkhart #1 borehole over the Middle Frio interval that generated the uncontrolled flow. Brigham plans to continue drilling deeper to test another potential pay sand prior to encountering the Lower Frio sands currently producing in the Staubach #1. Brigham expects results from drilling the relief/replacement well by late May.

     Bud Brigham, Brigham's CEO and President, commented, "Obviously, we are very pleased to have capped the surface flow of the Burkhart #1 without significant injuries or harm to the environment. We're very eager to re-drill the pay we encountered in the Burkhart #1. In addition, we also want to test a deeper sand that provides prolific production just a few miles away. We're hopeful that we can drill this deeper potential pay sand prior to drilling into our primary objective, the Lower Frio pay interval that is currently producing at exceptional rates from our Staubach #1 well. Therefore, while the problems we've experienced in drilling our first development well in our Providence Field have delayed the onset of additional production volumes, they've also demonstrated that the reserve potential of this large structure is not limited to the pay intervals currently producing in our Staubach #1 discovery well."

ABOUT  BRIGHAM  EXPLORATION

     Brigham Exploration Company is an independent exploration and production company that applies 3-D seismic imaging and other advanced technologies to systematically explore and develop onshore domestic natural gas and oil provinces. For more information about Brigham Exploration, please visit our website at www.bexp3d.com or contact Investor Relations at 512-427-3444.

FORWARD  LOOKING  STATEMENTS  DISCLOSURE

     Except for the historical information contained herein, the matters discussed in this news release are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations. Important factors that could cause actual results to differ materially from those in the forward looking statements include risks inherent in exploratory drilling activities, the timing and extent of changes in commodity prices, unforeseen engineering and mechanical or technological difficulties in drilling wells, availability of drilling rigs, land issues, federal and state regulatory developments and other risks more fully described in the company's filings with the Securities and Exchange Commission. All forward looking statements contained in this release, including any forecasts and estimates, are based on management's outlook only as of the date of this release, and we undertake no obligation to update or revise these forward looking statements, whether as a result of subsequent developments or otherwise.

Contact:     John  Turner,  Manager  -  Finance  &  Investor  Relations
             (512)  427-3300  /  investor@bexp3d.com
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